Exhibit 10.102

24 SEPTEMBER 2012 EVONIK INDUSTRIES AG EVONIK DEGUSSA GMBH EVONIK DEGUSSA ITALIA S.P.A. MEMC ELECTRONIC MATERIALS INC. MEMC ELECTRONIC MATERIALS S.P.A.
AMENDMENT AGREEMENT
To the On-Site Settlement Agreement and To the Off-Site Settlement Agreement

BY AND BETWEEN:

1.	Evonik Industries AG, with its registered office at Essen, registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Essen under HRB 19474 (Evonik Germany)

2.	Evonik Degussa GmbH, with its registered office at Essen, registered in the commercial register (Handelsregister) at the local court (Amtsgericht) of Essen under HRB 20227 (Degussa Germany)

3.
Evonik Degussa Italia SpA, with its registered office at Largo Donegani n. 2, 20121 Milano, Italy, registered with the Register of Enterprises of Milan, registration number and tax code 08865250156, (Evonik Italy, Evonik Italy together with Evonik Germany and Degussa Germany together Evonik)

and

4.
MEMC Electronic Materials S.p.A. with its registered office at viale Gherzi, n. 31, Novara 28100, Italy with registered office in Novara, at Viale Luigi Gherzi no. 31, registered with the Register of Enterprises of Novara, registration number and tax code 01256330158, (MEMC Italy)

5.
MEMC Electronic Materials Inc. with its registered office at 501 Pearl Drive, St. Peters, MO 63376-0008, a corporation incorporated under the laws of Delaware, United States of America (MEMC US, MEMC US together with MEMC Italy MEMC, MEMC together with Evonik collectively the Parties and each of Evonik Germany, Degussa Germany, Evonik Italy, MEMC Italy and MEMC US a Party)

PREAMBLE

(A)
WHEREAS, on 4 September 2012 the Parties entered into (i) a settlement agreement pertaining to the on-site supply agreement (notarial deed no. 249/2012 of the notary Michael Steinbrecher, Frankfurt am Main) (On-Site Settlement Agreement) and (ii) a settlement agreement pertaining to the off-site supply agreement (notarial deed no. 249/2012 of the notary Michael Steinbrecher, Frankfurt am Main) (Off-Site Settlement Agreement).

(B)
WHEREAS, pursuant to § 2.1 of the On-Site Settlement Agreement Evonik Italy shall sell and transfer the New CS Plant (as defined in the On-Site Settlement Agreement) and the related business on a going concern to MEMC Italy. Therefore, the Parties agreed to enter into a sale and purchase agreement substantially in the form as attached as Exhibit 2.1 to the On-Site Settlement Agreement.

(C)
WHEREAS, at the time of notarisation of the On-Site Settlement Agreement and the Off-Site Settlement Agreement the Parties were of the opinion, based upon the 2011 MEMC’s consolidated Italian turnover figures reported by MEMC to Evonik, that the transaction contemplated under the Sale and Purchase Agreement (as defined in the On-Site Settlement Agreement) (Transaction) was subject to the notification obligation to the Italian antitrust authority (Autorità Garante della Concorrenza e del Mercato – IAA) under art. 16, par. 1, Law n. 287/1990, as amended (IAL). Therefore, §§ 10 and 12 of the On-Site Settlement Agreement and § 6 of the Off-Site Settlement Agreement contain provisions relating to the notification of the Transaction to the IAA.

(D)
WHEREAS, shortly after the notarisation of the On-Site Settlement Agreement and the Off-Site Settlement Agreement MEMC reported to Evonik new figures regarding MEMC’s 2011 consolidated turnover generated in Italy. On the basis of such new turn-over figures the Transaction is not subject to any notification obligation to the IAA, since none of the alternative relevant thresholds provided under art. 16, par. 1, IAL are met. Thus, the Parties intend to amend, inter alia, §§ 10 and 12 of the On-Site Settlement Agreement and § 6 of the Off-Site Settlement Agreement by entering into this amendment agreement (Amendment Agreement).
NOW, THEREFORE, the Parties hereby agree as follows:
§1
DEFINITIONS AND EFFECTIVE DATE

1.1	Defined terms used herein shall have the same meaning as attributed to them in the On-Site Settlement Agreement, unless they are defined differently herein.

1.2
This Amendment Agreement constitutes an amendment agreement to the On-Site Settlement Agreement as provided for in § 3 and an amendment agreement to the Off-Site Settlement Agreement as provided for in § 4.

1.3	This Amendment Agreement shall become effective upon its notarisation.
§2
MEMC'S AND EVONIK'S TURNOVER FIGURES

2.1
MEMC hereby represents and confirms that its consolidated turnover generated in Italy in 2011 amounts to USD 375,600,000, that is well below the first alternative EUR 474,000,000 turnover threshold provided by art. 16, par. 1, IAL, as periodically updated by the IAA.

2.2
Evonik Italy hereby represents and confirms that the relevant consolidated turnover generated in Italy by the New CS Plant in 2011 was well below the second alternative EUR 47,000,000 turnover threshold provided by art. 16, par. 1, IAL, as periodically updated by the IAA.

2.3
Accordingly, on the basis of the data provided in §§ 2.1 and 2.2 of this Amendment Agreement, all Parties agree that the Transaction is not subject to any notification obligation to the IAA, since none of the relevant alternative thresholds provided under art. 16, par. 1, of IAL, as subsequently amended, are met.

§3
AMENDMENT OF THE ON-SITE SETTLEMENT AGREEMENT

3.1	In § 9.15 of the On-Site Settlement Agreement the characters “(i)” and the words “or (ii) this Agreement has been terminated pursuant to Section 12.1” shall be deleted.

3.2	In the heading of § 10 of the On-Site Settlement Agreement the word “ANTI-TRUST” shall be replaced by the words “[INTENTIONALLY LEFT BLANK]”.

3.3	§§ 10.1 and 10.2 of the On-Site Settlement Agreement shall be deleted.

3.4	In the heading of § 12 of the On-Site Settlement Agreement the word “TERMINATION” shall be replaced by the words “[INTENTIONALLY LEFT BLANK]”.

3.5	§§ 12.1, 12.2 and 12.3 of the On-Site Settlement Agreement shall be deleted.

§4
AMENDMENT OF OFF-SITE SETTLEMENT AGREEMENT

4.1	In § 4.15 of the Off-Site Settlement Agreement the characters “(i)” and the words “or (ii) this Agreement has been terminated pursuant to Section 6.1”shall be deleted.

4.2	In the heading of § 6 of the Off-Site Settlement Agreement the word “TERMINATION” shall be replaced by the words “[INTENTIONALLY LEFT BLANK]”.

4.3	§§ 6.1 and 6.2 of the Off-Site Settlement Agreement shall be deleted.
§5
SALE AND PURCHASE AGREEMENT

5.1
In light of the representations and confirmations contained in § 2 of this Amendment Agreement, the Parties agree and acknowledge to amend the draft of the Sale and Purchase Agreement in such a way that the Transaction will not be subject to a condition subsequent and, accordingly, does not contain the obligation to notify the IAA (i.e., Clauses 4.1 through 4.6 of the Sale and Purchase Agreement and all relating definitions shall be deleted).

5.2
The Parties agree and acknowledge further that, for the avoidance of doubt, the Sale and Purchase Agreement as amended pursuant to § 5.1 of this Amendment Agreement shall be deemed to be substantially in the form as attached as Exhibit 2.1 of the On-Site Settlement Agreement (within the meaning of § 2.1 of the On-Site Settlement Agreement).

§6
MISCELLANEOUS

6.1	Save as expressly amended in this Amendment Agreement, the provisions of the On-Site Settlement Agreement and the Off-Site Settlement Agreement shall remain unaffected and in full force and effect.

6.2
§§ 14.3 (Governing Law), 14.4 (Settlement of Disputes), 14.5 (Amendments), 14.8 (Entire Agreement/Relation to other Agreements) and 14.9 (Severability) of the On-Site Settlement Agreement shall also apply to this Amendment Agreement.

In accordance with German law, signed in front of a Notary in Frankfurt, Germany by the following individuals:

/s/ Fotini Amanatidou
Name: Fotini Amanatidou
For Evonik Industries AG

/s/ Marija Anušić
Name: Marija Anušić
For Evonik Degussa Gmbh

/s/ Marcus Bayerle
Name: Marcus Bayerle
For Evonik Degussa Italia SpA

/s/ Elinar Oganezova
Name: Elinar Oganezova
For MEMC Electronic Materials SpA
and MEMC Electronic Materials, Inc.

/s/ Michael Steinbrecher
Name: Michael Steinbrecher
Title: Notary